FY2014 Review | FY2015 Outlook JUNE 20, 2014

Forward-Looking Statement During the course of this presentation, Darden Restaurants’ officers and employees may make forward-looking statements concerning the Company’s expectations, goals or objectives. Forward-looking statements regarding our expected earnings per share and U.S. same-restaurant sales for the fiscal year, new restaurant growth and all other statements that are not historical facts, including without limitation statements concerning our future economic performance, plans or objectives, are made under the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995. Any forward-looking statements speak only as of the date on which such statements are made, and we undertake no obligation to update such statements to reflect events or circumstances arising after such date. We wish to caution investors not to place undue reliance on any such forward-looking statements. By their nature, forward-looking statements involve risks and uncertainties that could cause actual results to materially differ from those anticipated in the statements. The most significant of these uncertainties are described in Darden’s Form 10-K, Form 10-Q and Form 8-K reports (including all amendments to those reports). These risks and uncertainties include the ability to achieve the strategic plan to enhance shareholder value including realizing the expected benefits from the sale of Red Lobster, the occurrence of any event, change or other circumstances that could give rise to the termination of the agreement to sell Red Lobster, the outcome of any legal proceeding that may be instituted against Darden relating to the Red Lobster transaction or otherwise, the failure of the Red Lobster transaction to close for any reason including non-fulfillment of any conditions to close, the timing of the completion of the transaction, actions of activist investors and the cost and disruption of responding to those actions, food safety and food-borne illness concerns, litigation, unfavorable publicity, risks relating to public policy changes and federal, state and local regulation of our business including health care reform, labor and insurance costs, technology failures, failure to execute a business continuity plan following a disaster, health concerns including virus outbreaks, intense competition, failure to drive sales growth, failure to successfully integrate the Yard House business and the additional indebtedness incurred to finance the Yard House acquisition, our plans to expand our smaller brands Bahama Breeze, Seasons 52 and Eddie V’s, a lack of suitable new restaurant locations, higher-than-anticipated costs to open, close, relocate or remodel restaurants, a failure to execute innovative marketing tactics and increased advertising and marketing costs, a failure to develop and recruit effective leaders, a failure to address cost pressures, shortages or interruptions in the delivery of food and other products, adverse weather conditions and natural disasters, volatility in the market value of derivatives, economic factors specific to the restaurant industry and general macroeconomic factors including unemployment and interest rates, disruptions in the financial markets, risks of doing business with franchisees and vendors in foreign markets, failure to protect our service marks or other intellectual property, impairment in the carrying value of our goodwill or other intangible assets, a failure of our internal controls over financial reporting, or changes in accounting standards, an inability or failure to manage the accelerated impact of social media and other factors and uncertainties discussed from time to time in reports filed by Darden with the Securities and Exchange Commission. 2

Important Additional Information The Company, its directors and certain of its executive officers are participants in the solicitation of proxies from shareholders in connection with the Company’s 2014 annual meeting of shareholders (the “Annual Meeting”). The Company intends to file a preliminary proxy statement and proxy card with the U.S. Securities and Exchange Commission (the “SEC”) in connection with such solicitation. Information regarding the names and interests of such participants in the Company’s proxy solicitation is set forth in the Company’s revocation solicitation statement, filed with the SEC on April 1, 2014 and will also be included in the proxy statement for the Annual Meeting. These documents are available free of charge at the SEC’s website at www.sec.gov. The Company will be mailing a definitive proxy statement and proxy card to the shareholders entitled to vote at the Annual Meeting. WE URGE INVESTORS TO READ ANY PROXY STATEMENT (INCLUDING ANY SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT THE COMPANY MAY FILE WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Shareholders will be able to obtain, free of charge, copies of any proxy statement and any other documents filed by the Company with the SEC in connection with the proxy solicitation at the SEC’s website at www.sec.gov. In addition, copies will also be available at no charge at the Investors section of the Company’s website at http://investor.darden.com/investors/investor-relations/default.aspx. Non-GAAP Information The information included in these materials include financial information determined by methods other than in accordance with accounting principles generally accepted in the United States of America (“GAAP”), such as adjusted diluted net earnings per share. The Company’s management uses these non-GAAP measures in its analysis of the Company’s performance. The Company believes that the presentation of certain non-GAAP measures provides useful supplemental information that is essential to a proper understanding of the operating results of the Company’s businesses. These non-GAAP disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. 3

4 FY2014 Overview FOLLOWING A TRANSFORMATIONAL YEAR, DARDEN IS WELL POSITIONED FOR SIGNIFICANT VALUE CREATION -- DRIVEN BY EXECUTION OF OUR STRATEGIC ACTION PLAN • Launched a comprehensive Brand Renaissance Plan to regain momentum at Olive Garden • LongHorn Steakhouse’s same-restaurant sales exceeded the industry by 3.8 percentage points while our Specialty Restaurants have grown to a meaningful $1.2 billion in sales • Announced $2.113 billion sale of Red Lobster • Announced significant cost restructuring – G&A as a percentage of sales expected to remain at approximately 5.0% of sales1 as cost savings achieved with the assistance of Alvarez & Marsal more than offset (by approximately $40 million) potential stranded costs related to the Red Lobster sale – In FY2015, SG&A as a percentage of sales expected to be the lowest since Darden became a public company1 • Continued industry leading return of capital ($1.2 billion in the past three years) – Distributed $288 million of dividends to shareholders – Announced an additional $500 to $600 million of share repurchases for FY2015 for total share repurchase program of up to $700 million • Strengthened credit profile with plans to retire approximately $1 billion of existing debt • Refined management compensation and incentive programs to more directly emphasize same-restaurant sales and free cash flow growth 1Excluding costs related to the strategic action plan announced in December 2013, other one-time costs and the Company's lobster aquaculture research and development project.

FY2014 Combined and Continuing Sales by Brand Combined Basis ($Millions) Sales Same-Restaurant Sales FY2013 FY2014 % Growth Q4 FY2014 FY2014 YTD FY2015 Olive Garden $3,685 $3,643 -1.1% -3.5% -3.4% Flat Red Lobster 2,622 2,460 -6.2 -5.6 -6.0 NA LongHorn 1,231 1,384 12.4 +2.4 +2.7 +3.0% Specialty Restaurants Total 986 1,235 25.2 +2.0 +1.6 +2.0% Yard House 258 395 53.1 +0.8 +0.3 The Capital Grille 332 363 9.6 +4.0 +3.4 Bahama Breeze 174 202 16.0 +4.1 +4.1 Seasons 52 158 196 24.3 -1.6 -2.2 Eddie V’s 65 78 20.9 +0.3 +1.1 Other 27 36 33.0 NA NA Darden Total $8,552 $8,758 2.4% -3.3% -3.4% Continuing Basis ($Millions) Sales FY2013 FY2014 % Growth Darden Total on a Combined Basis $8,552 $8,758 Discontinued Operations (Red Lobster Sale)¹ 2,631 2,472 Darden Total Continuing Operations $5,921 $6,286 6.2% . 5 1Discontinued operations also includes certain amounts related to Consumer Packaged Goods - related activities / Synergy / International as well as Red Lobster business unit sales.

FY2014 Reported to Adjusted Earnings Reconciliation Combined Basis Diluted EPS FY2013 FY2014 % Change Darden on a Combined Basis (Unadjusted) $ 3.13 $ 2.15 Strategic Action Plan Costs with Related Impairment 0.27 Other Impairment Charges¹ 0.05 Darden on a Combined Basis (Adjusted)2 $ 3.13 $ 2.47 (21.1%) Continuing Basis Diluted EPS FY2013 FY2014 Darden on a Combined Basis (Unadjusted) $ 3.13 $ 2.15 Discontinued Operations (Red Lobster Sale) (1.33) (0.91) Strategic Action Plan Costs with Related Impairment - 0.14 Darden Continuing Operations: Reported $ 1.80 $ 1.38 Shared Support Costs that will Move to Red Lobster with Sale $ 0.14 $ 0.15 Strategic Action Plan Costs with Related Impairment - 0.13 Other Impairment Charges¹ - 0.05 Darden Continuing Operations: Performance2 $ 1.94 $ 1.71 (11.4%) ¹ One Capital Grille restaurant, prior Olive Garden remodel costs 2 Represents non-GAAP measure 6

7 Key Drivers of Full Service Dining’s Maturation Important Demographic and Economic Dynamics and the Share Growth Opportunity Slower growth of Baby Boomers age 50 to 60, whose dining out frequency within full service dining is highest Significant increase in Millennials Slower growth in household income overall Significant increase in ethnic and racial diversity across the age and household income spectrums Increased competition within full service dining coupled with emergence of attractive new dining segments such as fast casual Increased spending power of Generation X Elevated innovation within the traditional quick service dining segment Increased digital interconnectedness across all generations and other demographics AS INDUSTRY GROWTH SLOWS, THERE ARE ATTRACTIVE CONSUMER SEGMENTS AND WE HAVE CREATED A PORTFOLIO THAT IS WELL POSITIONED TO SUCCEED Overall Context: A More Mature Yet More Dynamic Industry

Strong Progress on Priorities for Value Creation

Priorities for Value Creation	Progress Made
1 Separate Red Lobster through a spin-off or sale to enhance focus	• Red Lobster sold for $2.113 billion to Golden Gate Capital; on track to close in July 2014
2 Execute Olive Garden Brand Renaissance	• Dinner menu refreshed and new lunch menu rolled out, operations simplified, food and beverage quality improved, communication platform updated to enhance brand relevance, new remodel prototype completed
3 Develop LongHorn into America's favorite steakhouse	• 34 units added for a total of 464 units, continued to outperform the industry on SRS in FY2014, elevated quality and broadened relevance for more occasions
4 Grow total Specialty Restaurant sales by more than $1.0 billion over the next 5 years	• 27 units added for a total of 196 units and achieved $1.2 billion in sales in FY2014, an increase of $249 million vs. FY2013
5 Further optimize operating support and direct operating costs	• Significant cost savings to date and plan to further reduce general and administrative expenses as a percentage of sales
6 Better align management compensation	• New management incentive plan implemented that more directly emphasizes same-restaurant sales, free cash flow growth and relative total shareholder return
7 Increased capital allocation discipline, with reduced new unit growth and commitment to halt acquisitions	• Capital expenditure reduced by $120 million vs. FY2013; dividend maintained and share repurchase to be restarted

DARDEN
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(2.6)% (2.7)% (6.6)% 3.2% (5.2)% (4.5)% (8.8)% (7.6)% Robust Process Maximized Value / Minimized Risk from Red Lobster Sale • Red Lobster Sale Facts • $2.1 billion is a premium multiple compared to comparable restaurant deals — Total consideration of $2.113 billion in cash — Purchase multiple of approximately 9x April LTM EBITDA — Competitive sale process: approximately 70 financial and strategic buyers and approximately 25 real estate buyers — Investment grade credit profile to remain intact — $2.20 per share annual dividend to be maintained — Accretive to Darden’s long-term earnings growth — Darden expected to have higher sales and earnings growth rates and higher margins — Reduces variability of Darden’s quarterly sales and earnings — Unanimously approved by Darden Board Premium Multiple Achieved Despite Red Lobster’s Declining Operating Trends SRS Has Been Negative Due to Decreased Traffic LTM EBITDA Has Declined 33% Since Q1 FY2013 ($ in millions) FY2013 FY2014 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Traffic (4.6)% (2.2)% (4.4)% 4.2% (5.9)% (7.4)% (14.3)% (9.7)% FY2013 FY2014 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Margin 12.9% 12.9% 12.0% 11.7% 10.7% 10.2% 9.7% 9.2% (2.6)% (2.7)% (6.6)% 3.2% (5.2)% (4.5)% (8.8)% (5.6)% 9 1 $342 $342 $311 $307 $277 $261 $243 $227

Red Lobster Sale: Delivering on Our Previously Communicated Objectives Objectives for Darden Achieved By the Red Lobster Sale Transform Darden’s restaurant portfolio into two independent companies that can each focus on separate and distinct opportunities to maximize shareholder value  Allow “New Darden” and “New Red Lobster” to better serve increasingly divergent guest targets  Maintain current dividend  Maintain investment grade credit metrics at Darden  Avoid complexity that could derail Olive Garden improvement  Maintain operational and financial flexibility  1 0 1

1 1 What’s Different for New Darden Same Different  Leading multi-brand operator Higher and more consistent sales and earnings growth driven by stronger overall positioning with attractive consumer segments and an expanding restaurant footprint  Commitment to quality and menu innovation More balanced commodity purchasing profile  Commitment to return of capital Stronger free cash flow due to reduced capital expenditures supports strong dividend and allows for increased share repurchase  Stable cash flows Stable and growing cash flow with reduced quarterly sales and earnings volatility  Investment grade credit profile More quickly reducing leverage to improve credit metrics  Experienced and quality management team Sharper focus on same-restaurant sales and free cash flow growth reinforced by refined management incentive program 1

(10%) (5%) 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% Jun-2009 FY2010 FY2011 FY2012 FY2013 FY2014 Darden excl. Red Lobster +40% Darden Overall +23% Red Lobster -5% ` Darden is Better Positioned for Growth Post the Red Lobster Sale Sales Growth ($ billions) CAGR Darden Overall $ 1.7 +4.3 % Darden excl. Red Lobster 1.8 +6.9 % Red Lobster (0.1) -1.0 % DARDEN CUMULATIVE TOTAL SALES GROWTH IS SIGNIFICANTLY HIGHER EXCLUDING RED LOBSTER 1 2 1 Cumulative Sales Growth FY2009 to FY2014

Olive Garden 1 3 • Premier brand with broad appeal that shows in leading restaurant-level returns and annual traffic and sales per restaurant¹ • Recently launched Brand Renaissance Plan is more sustainably addressing erosion in visit frequency among core guests • Plan is aggressively enhancing already solid positions with Millennial and Multicultural households • And is a platform for renewed same-restaurant sales growth and margin expansion 1 When compared to other nationally advertised casual dining brands. A STRONG FOUNDATION FOR THE OVERALL DARDEN BUSINESS 2

Brand Renaissance Plan Update: Objectives 1 4 Food Prepared with fresh ingredients, presented simply with a sense of flair that is very Italian Service Approachable and genuine so guests can focus on sharing and conversation Atmosphere Natural, clean and tasteful while its tone is warm, relaxed and engaging Communities A family of local restaurants making a positive difference in the communities where we operate OUR OBJECTIVE IS FOR OUR GUESTS TO ENJOY A DIFFERENTIATED EXPERIENCE OF TODAY’S ITALY, WHERE OLIVE GARDEN’S WARM HOSPITALITY AND SUPERIOR VALUE BRING PEOPLE TOGETHER 2

Brand Renaissance Plan Update: 4 Key Growth Drivers 1 5 Core Menu Innovation Reinforce value leadership, expand choice / variety and capitalize on convenience trend A Culinary Operations & Service Enhancements Simplify operations, improve quality and intensify focus on the guest B New Approach to Advertising & Promotions Create integrated communication platform to enhance brand relevance C Reimaging Program Bring the Brand Renaissance to life in every guest touchpoint D 2

Core Menu Evolution

2A

REINFORCE VALUE LEADERSHIP, EXPAND CHOICE / VARIETY AND CAPITALIZE ON CONVENIENCE TREND

	Progress Achieved in FY2014		Growth Drivers in FY2015	
	Dinner Menu Renovation	**New Lunch Menu**	**New Dinner Menu & Design**	**Lunch Menu Refresh**
				
Value Focus	• Cucina Mia, 23 combinations • $9.99 price point section	• Tuscan Trio Combinations extends Olive Garden's Soup, Salad & Breadstick value offering	• Optimize Cucina Mia everyday value platform • Increase entrée selections under $15	• Tuscan Trio Combinations expansion
Choice / Variety	• Tastes of Italy • Salad Toppings • 7 new specialty seafood dishes, new chicken and steak selections including 4 Lighter Fare entrees	• Sandwich and Flatbread combinations • New Lighter Fare lunch entrees • Over 70 lunch combinations available	• Lighter, fresher, "better for you" options • Upgraded Classic Italian offerings	• New Flatbread Pizzas, new Piadinas
Convenience	• Successful on-line ordering test	• Pronto Lunch Menu: for those guests with busy schedules	• National roll-out of online ordering	• Test lunch time guarantee

To-go sales are growing 10% system-wide… and to-go sales in on-line test restaurants are growing by more than 10%

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2B Culinary Operations & Service Enhancements

SIMPLIFY OPERATIONS, IMPROVE QUALITY AND INTENSIFY FOCUS ON THE GUEST

	Progress Achieved in FY2014	Growth Drivers in FY2015
Simplify Operations	• Simplified recipes and reduced production pars by 25% captured $20 million in savings • Streamlined take-out procedures to support growth 	• Ongoing culinary simplification program • Rollout online to-go ordering  NEW ONLINE ORDERING
Improve Food & Beverage Quality	• Installed Piastra grilles for improved consistency • Improved the quality of proteins (chicken, steak and salmon) 	• Elevate focus on alcoholic beverages • New training tools and apps to certify and validate beverage knowledge 
Intensify Focus on the Guest	• Pronto lunch service (faster, in & out in less than 45 min) • Implemented service training to emphasize and reinforce our hospitality strength  PRONTO	• Greater leadership focus on underperforming restaurants • Training and development of all team members through recertification • Introduce table top tablets to enhance the guest experience 

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2C New Approach to Advertising & Promotions

CREATE INTEGRATED COMMUNICATION PLATFORM TO ENHANCE BRAND RELEVANCE

Brand Communication

Progress Achieved in FY2014

- Developed new creative content to showcase new food and reinforce culinary credentials
- Implemented social media engagement and recovery team
- Social media roadshow to introduce new menu items



Growth Drivers in FY2015

- Launch new ad campaign emphasizing culinary credentials and emotional connection
- Greater use of digital / social media engagement


CUCINA MIA

Promotional Messaging

Progress Achieved in FY2014

- Core menu items utilized in promotional constructs to minimize complexity and maximize appeal
- Effectively used radio to support promotions in selected markets
- Introduced weekday promotions


WEEKNIGHT
FAMILY-STYLE DINNER
See Your Choices

Growth Drivers in FY2015

- Continue to inject new news into our promotions
- Balance limited time offers and equity messages
- Targeted messaging with relevant incentives


buy one
take one

In-Restaurant Merchandising

Progress Achieved in FY2014

- New creative merchandise is in development to emphasize culinary expertise

Growth Drivers in FY2015

- Redesign all merchandising materials to reinforce culinary expertise, elevating menu news and ease of navigation


Let's eat.

Olive Garden

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2D Reimaging Program

BRING THE BRAND RENAISSANCE TO LIFE IN EVERY GUEST TOUCHPOINT

The Four Walls

Progress Achieved in FY2014

- Reimaged the interior and exterior of an existing Revitalia restaurant



Growth Drivers in FY2015

- Remodel the interior and exterior of 75 restaurants



Remodel is a significant opportunity because the roughly 300 restaurants in need of remodel trail the rest of the system by more than two percentage points in same-restaurant sales

Guest Touchpoints

Progress Achieved in FY2014

- Tested new plateware to enhance food presentations
- Contemporized music for today's guest
- Developed new logo and visual identity system





Growth Drivers in FY2015

- Rollout new signs with new logo in all remodel markets
- Plateware, new silverware, service utensils and table top amenities will be rolled out in all remodel markets


Olive Garden

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Brand Renaissance Plan is on Track to Deliver Improvement 2 0 • Brand Renaissance Plan is a large and complex project • We have made significant progress to date in many areas • There will be meaningful change that comes to life in FY2015 • Results improvement will build with time and with more Brand Renaissance components in place • We are on the path to achieve all that we have set out to do and guests are realizing the improvements… “I'm not usually the first one to say "Olive Garden" when someone wants a suggestion on where to eat … on Monday that all changed” “I think Olive Garden has shown that they are trying to move away from the traditional heavy weight stuff and really find the true identity of what it means to be cooking a different style of Italian food” “I was surprised with some of the new ideas they had come up with and really think they'll give a needed breath of fresh air to the brand” “What an amazing treat, I honestly was not expecting it to be this good and the event completely exceeded my expectations. I will definitely look at Darden restaurants with new and appreciative eyes” “Breathes life into the brand” “I will come more often for ‘celebration’ occasions with large groups (weddings, graduations)” “I didn’t even know you had a bar before and now I really want to go in there” “For the record, this is not your mom's Olive Garden. I was shocked and super impressed at all the new recipes the chefs are coming up with. I like that they are becoming more "modern" and bringing current Italian trends to the states” Source : Yelp , Dine Alongs Consumer Research 2

3 LongHorn: Journey to Becoming America's Favorite Steakhouse

BROADLY APPEALING AND PARTICULARLY STRONG WITH HIGHER INCOME HOUSEHOLDS[1] COMPARED TO MOST NATIONALLY-ADVERTISED FULL SERVICE DINING BRANDS

FY2015 Strategic Imperatives

- Drive Same-Restaurant Sales and Profit Growth by:
  - Continuing to differentiate the LongHorn guest experience
  - Delivering value creating new restaurants
  - Strengthening the business model

Annual Sales Growth



11.6%
13.5%
10.3%
12.4%
FY2011
FY2012
FY2013
FY2014

Same-Restaurant Sales Growth



5.4%
5.3%
1.2%
2.7%
FY2011
FY2012
FY2013
FY2014

[1]Households in the upper half of the household income continuum.

LONGHORN STEAKHOUSE

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Strengthen quality & freshness perceptions via seasonal features $3 / $4 / $5 food & drink specials 2 2 Differentiate the LongHorn Guest Experience ELEVATE QUALITY AND CULINARY CREATIVITY WHILE BROADENING RELEVANCE FOR MORE OCCASIONS Inspired by food trends at independent and fine-dining restaurants Big flavors in individually portioned appetizers 3

Specialty Restaurants: Strong, Differentiated and Well-Positioned Brands Demographic Appeal Well Positioned… • Acquired in 2012 • Strong appeal to Millennial and Generation X households • …for SRS success while adding at least 100 new restaurants • Accelerating beverage and culinary innovation • Expanding late night occasion • Building organizational and people capability for growth • Developed internally and introduced in 2003 • Broadly appealing and particularly strong with higher income and Generation X households • …for SRS success as focus turns to sites that are generating the strongest performance and to add at least 100 new restaurants • Increasing brand awareness in new markets • Evolving seasonal/regional menu strategy • Elevating Operations Excellence • Acquired in 2007 • Strong appeal to higher income households and adds attractive business travel and entertainment-related consumers • …to maintain current SRS growth momentum as it approaches national penetration with the addition of at least 30 new restaurants • Developed internally, introduced in 1996, and successfully repositioned over the past five years • Broadly appealing and particularly strong with Generation X and Multicultural households • …to maintain current SRS growth momentum as the penetration of the eastern third of the United States is completed with the addition of at least 50 new restaurants • Acquired in 2011 • Strong appeal to higher income and Generation X households and adds attractive business travel and entertainment-related consumers • …for SRS success while adding at least 50 new restaurants FOCUS IS REGAINING SAME-RESTAURANT SALES MOMENTUM AT SEASONS 52 AND YARD HOUSE 2 3 4

• Transformative changes in Darden operations have significantly reduced costs (by $150 million annually) in selected high spend operating support areas, including supply chain, facilities management and water and energy usage • During the past two years, these efforts have been supplemented with broad based cost-reduction initiatives due to more than anticipated muted sales growth recovery since the financial crisis and economic downturn • Despite lower total revenue following the sale of Red Lobster, plan to maintain general and administrative expenses at 5% as a percentage of sales • Will minimize the impact of continued commodity cost inflation, resulting in projected net inflation of 1.5% to 2.5% in FY2015 • Alvarez & Marsal has continued to assist with efforts to identify additional operating support and direct operating cost savings opportunities as well as potential revenue enhancement opportunities 2 4 We Have Restructured Our Cost Base, Providing a More Efficient Platform Going Forward 5

2 5 $2.5 Billion in Product Spend is Well Diversified and Exposure to Seafood Inflation Will Be Lower Product Spend by Category Contract Coverage of Main Products Purchased Coverage Jun-Nov FY2015 Outlook Seafood 62% Low double-digit inflation Beef 38% Mid single-digit inflation Chicken 85% Low single-digit deflation Dairy / Oil 62% Low double-digit inflation Pasta / Bread 20% Low single-digit deflation Chicken 60% Low double-digit inflation Non-Perishable / Other 48% Low single-digit deflation Weighted Average Coverage 52% PRODUCT BREAKDOWN AND CONTRACT COVERAGE FOR NEW DARDEN ¹ Includes cheese, cream, butter, and shortening ² Includes breadsticks and pasta FY2014 Actual FY2015 Estimate Seafood 25% 12% Beef 13% 20% Chicken 11% 14% Dairy / Oil1 11% 12% Wheat2 4% 6% Chicken 5% 8% Non-Perishable / Other 31% 28% 5

New Management Compensation Plan Now in Place Focuses on Higher SRS and Stronger FCF Growth 2 6 Incentive Program Prior Plan New Plan Annual Management Incentive Plan • EPS (Darden) or Operating Profit (Business Units): 70% • Total Sales: 30% • EPS (Darden) or Operating Profit (Business Units): 70% • Same Restaurant Sales (SRS): 30% Three-Year Performance Share Units • Darden EPS Growth: 50% • Darden Total Sales Growth: 50% • Darden Total Sales Growth: 50% • Darden Free Cash Flow : 50% • Darden TSR relative to median S&P500 “adjuster”: +/-10% Higher Same-Restaurant Sales Increased Free Cash Flow Higher Shareholder Returns 6

7 Robust Cash Flow Generation and Disciplined Capital Allocation

FY2014 Recap

- Cash from continuing and discontinued operations of $770 million
- Returned $288 million to shareholders through dividend payments
- On a continuing basis, spent $563 million on capital expenditures (down from $683 million in FY2013), with $294 million spent on new restaurant openings (down from $369 million in FY2013)
  - On a continuing basis, spent $414 million on capital expenditures with $290 million spent on new restaurant openings

FY2015 Expectations

- Approximately $1 billion notional debt paydown
  - Debt leverage is expected to be at the lower end of target 55% to 65% range (57% adj. debt to adj. capital at end of fiscal 2015)
  - Debt coverage is expected to exceed target 2.0x to 2.5x range, but improves from 3.7x at end of fiscal FY2014 to 3.0x by end of FY2015
- Investment grade credit profile expected to remain intact
- Cash provided by operations of $670 million to $730 million
- $500 million accelerated share repurchase and up to $200 million open market repurchase funded predominantly by proceeds from Red Lobster sale
- Maintain current annual dividend of $2.20 for total dividend payout of approximately $275 million
- In FY2015, $325 million to $350 million of capital expenditures on a continuing basis, reflecting lower new unit growth offset slightly by the start of the Olive Garden remodels

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DARDEN

FY2015 Outlook

MORE MODEST UNIT GROWTH AND REASONABLE SAME-RESTAURANT SALES EXPECTATIONS…

Unit Growth	**Net New Restaurants**	**+ 37**
	Olive Garden	+ 6[1]
	LongHorn	+ 15
	The Capital Grille	+ 1
	Seasons 52	+ 5
	Bahama Breeze	+ 1
	Eddie V's	+ 1
	Yard House	+ 8
Same-Restaurant Sales	**Olive Garden**	**Flat to +1%**
	LongHorn	**+1% to +2%**
	Specialty Restaurants	**Approximately +2%**

[1] Does not includes 2 fire rebuilds and 4 synergy restaurant conversions; openings are units that were well down the development pipeline in mid-FY2014

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DARDEN

2 9 FY2015 Outlook Operating Cash Flow $MM Total $670 - $730 Earnings (Includes Earnings from Red Lobster prior to sale) $250 - $275 Depreciation & Amortization $330 Working Capital $25 - $50 Other Cash Items $65 - $75 Available for Dividends & Share Repurchase $320 - $405 Capital Expenditures $MM Total $325 - $350 New Restaurants $150 Remodel $50 Maintenance / Other $125 - $150 Return of Capital Dividend Maintain $2.20 annual per share / $275 MM total Share Repurchase Up to $700 MM …WITH AN EMPHASIS ON RETURN OF CAPITAL

3 0 FY2015 Outlook …AND A RETURN TO EPS GROWTH FY2014 FY2015E¹ % Growth Darden Continuing Operations: Reported $ 1.38 $1.81 – 1.90 30 – 36% Shared Support Costs Moving to Red Lobster with Sale $ 0.15 $ 0.02 Strategic Action Plan Costs 0.13 - ² Impairments 0.05 - Debt Breakage - 0.39 Darden Continuing Operations: Performance3 $ 1.71 $ 2.22 – 2.30 30 – 35% Drivers of Growth: Operating Performance $ 0.16 - 0.24 10 - 15% Reduced Interest Expense ~ 0.21 ~12% Share Count Reduction ~ 0.09 ~ 5% 53rd Week ~ 0.05 ~ 3% Total $ 0.51 – 0.59 30 - 35% ¹ Estimated ² Additional costs are expected 3 Represents non-GAAP measure (0.28 full-year run rate) (0.12 full-year run rate)

3 1 More than sufficient operating cash flow to address emerging trends Balanced same-restaurant and new restaurant sales growth to leverage our operating support and restaurant operating costs Talented workforce able to provide unmatched collective experience and expertise Well-positioned portfolio of brands UNIQUE COMPETITIVE ADVANTAGE CLEAR, ACHIEVABLE AND VALUE CREATING FINANCIAL OBJECTIVES An increasingly cost-effective operating support platform Darden to Leverage its Market Leadership Position and Scale WE ARE CONFIDENT WE CAN RETURN TO INDUSTRY LEADING FINANCIAL PERFORMANCE Proactive, ongoing operating support and restaurant operating cost optimization to amplify the leverage from growing sales and ensure consistent margin expansion and earnings growth Consistently strong cash flow to support meaningful, ongoing return of capital to shareholders through dividends and share repurchase Increasing flexibility and digital capabilities • Mid-to-high single digit annual sales growth • Low-to-mid teen annual operating income growth • $350 million+ annual return of capital to shareholders